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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                DECEMBER 15, 2004





                               MRO SOFTWARE, INC.
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             (Exact name of Registrant as specified in its charter)



        MASSACHUSETTS                  0-23852                  04-2448516
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(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)



                       100 CROSBY DRIVE, BEDFORD, MA 01730
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              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
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                                 (781) 280-2000





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.   ELECTION OF DIRECTORS.

The Company's Board of Directors voted to enlarge the Board on December 15, 2004 to seven members, and to appoint Mr. David N. Campbell as a director to fill the vacancy created.



                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:       December 15, 2004                    MRO SOFTWARE, INC.


                                                 /s/  Craig Newfield
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                                                 By:  Craig Newfield
                                                 Title:  V.P. & General Counsel